Cooperation Agreement

Party A: ____________________________

Party B: Dalian Vitup Management Holdings Co., Ltd.

In consideration to improve the quality and service level of medical and healthcare services provided by Party B, both parties hereinabove have reached an agreement through friendly negotiation on the terms and conditions as follows:

1.

Party A acknowledges its identity as a business partner of Party B.

2.

Party A acknowledges the medical exams data provided under the guidance of Party B in connection with the members who receive medical assistance.

3.

Party A will not only provide VIP and foreign members of Party B a green path for medical consultation and treatment but also recommend high-level medical staff for ensuring the acquirement of rapid and high-quality medical services.

4.

In case of Party B introduction patients by Party B into Party A, Party B shall make available all relevant medical information or data of such patients and shall also assist the staffs of Party A in performance of medical consultation and treatment activities.

5.

Party B shall, based on the fee-charging standard approved by the state, take the responsibility to pay the medical and relevant service expenses of its members for receiving the medical treatment and relevant services.

6.

Party A undertakes to keep the personal information of all members of Party B in confidential.

7.

According to the requirements of Party B, Party A shall use its best efforts to arrange technical staffs to participate in the activities of medical consultation and treatment, etc legally, for which Party B shall pay the fees accordingly.

8.

This agreement is made in duplicate, and each party holds one. Each agreement has the same legal effect.

9.

This agreement is valid for three years and can be extended through the friendly negotiation of both parties after the termination of the agreement herein.

Party A: ______________________________

Signature:

Date:

Party B: Dalian Vitup Management Holdings Co., Ltd.

Signature:

Date:

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